UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations.

Item 1.01.  Entry into a Material Definitive Agreement

On June 30, 2008, EnerLume Energy Management Corp. (the “Company”) entered into a promissory note extension agreement with Patrick and Linda Healy to amend the terms of a secured convertible promissory note issued to them on July 23, 2007 (the “Secured Note”).  The Secured Note was originally issued for the principal amount of $375,000, accrued interest at the rate of 12% per annum, and was originally due on June 30, 2008.  Pursuant to the promissory note extension agreement, the maturity date for the Secured Note shall be extended to June 30, 2010 and shall continue to accrue interest at the rate of 12% per annum in accordance with the original terms of the Secured Note.  In addition, Mr. and Mrs. Healy will receive warrants to purchase 210,000 shares of the Company’s common stock exercisable until June 30, 2013 at $0.75 per share.

Also, on June 30, 2008 the Company entered into a second promissory note extension agreement with Mr. and Mrs. Healy to amend the terms of an unsecured promissory note issued to them on March 8, 2004 (the “Unsecured Note”).  The Unsecured Note was originally issued for the principal amount of $50,000, accrued interest at the rate of 7.5% and matured on January 31, 2009.  Pursuant to the promissory note extension agreement, the maturity date for the Unsecured Note shall be extended to January 31, 2010, interest shall continue to accrue on the Unsecured Note, and the Company shall continue to pay interest payments to Mr. and Mrs. Healy under the terms of the Unsecured Note until the amended maturity date.  In addition, Mr. and Mrs. Healy will receive a warrant to purchase 25,000 shares of the Company’s common stock exercisable until June 30, 2014 at $0.75 per share.

The Company has also made the identical offer to all other holders of the Secured Notes and Unsecured Notes on the same terms and conditions as Mr. and Mrs. Healy.

Mr. Healy is a member of the Company’s Board of Directors and did not participate in the Board’s decision to extend the notes or the revised terms thereof.

Section 3.  Securities and Trading Markets.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this report.

The offers of extension and warrants were made to the noteholders without registration under the Securities Act in reliance upon the exemption provided by Section 4(2) and Rule 506 of Regulation D promulgated thereunder, and the extended notes and warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of the offers of extension and warrants.  This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Promissory Note Extension Agreement dated June 30, 2008 (Secured Note)
99.2	Promissory Note Extension Agreement dated June 30, 2008 (Unsecured Note)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: July 7, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Promissory Note Extension Agreement dated June 30, 2008 (Secured Note)
99.2	Promissory Note Extension Agreement dated June 30, 2008 (Unsecured Note)